-------------------
                                GREENWICH STREET
                               MUNICIPAL FUND INC.
                               -------------------

                                [Graphic omitted]

                               SEMI-ANNUAL REPORT
                                November 30, 1996

                                  SMITH BARNEY
                                  ------------

              A Member of TravelersGroup [Logo]

                           Greenwich Street Municipal
                                    Fund Inc.

--------------------------------------------------------------------------------
                                 November 30, 1996
--------------------------------------------------------------------------------

Dear Shareholder:

     We are pleased to provide you with the semi-annual report for the Greenwich Street Municipal Fund Inc. for the period ended November 30, 1996. Over the six-month period covered by this report, the Fund distributed dividends totaling $0.36 per share. The table below details the annualized distribution rates and six-month total returns based on the Fund's November 30, 1996 net asset value
(NAV) per share and New York Stock Exchange (NYSE) closing price:

                                    Annualized                 Total
      Price Per Share           Distribution Rate*             Return
      ---------------           ------------------             ------
      $12.42 (NAV)                     5.80%                    5.08%
      $11.50 (NYSE)                    6.26%                    4.22%

     In comparison, closed-end municipal bond funds posted an average total return of 7.52% based on NAV for the same time period, as reported by Lipper Analytical Services, Inc. (Lipper is an independent fund tracking organization.) The Fund's performance trailed that of its peer group because unlike many closed-end municipal bond funds, the Fund does not use leverage. Leveraged funds have the potential to generate stronger performance returns during bond market rallies, but also tend to suffer from greater principal losses during market declines.

     Market and Economic Overview

     Throughout 1996, the U.S. economy has continued to enjoy a healthy recovery which began over six years ago. The unemployment rate has fallen

----------
* Assuming monthly dividends at the current rate of $0.06 per share for twelve months. However, when applicable, the Fund may pay a capital gain distribution in lieu of an income dividend towards the end of the calendar year. The current annualized distribution rate based on NAV and NYSE alone would be 5.31% and 5.74%, respectively, if such were the case.


==================================   1    ======================================
from around 7.5% in 1992, to just over 5% in 1996. Consumer price inflation has remained virtually unchanged since the end of 1991, and producer prices still appear to be declining on a long-term basis. Although there were little signs of inflation in 1996, the strength of the U.S. economy, particularly during the first two quarters of 1996, caused inflation fears to rise among many investors throughout most of the year. In addition, the debate over whether or not the Federal Reserve Board would raise interest rates continued to linger over the U.S. bond markets, which added to bond market volatility between April and September. However, during the third quarter of 1996, U.S. economic growth moderated and fears of inflation subsided. As a result, the bond market in general and municipal bonds specifically, responded positively to benign inflation numbers and moderate economic growth. The election results with the Republicans maintaining control of Congress were clearly a plus as far as the bond market was concerned. The elections provided an excellent backdrop for lower interest rates and the market responded with a powerful post-election rally.

     Fund's Investment Strategy

     The Greenwich Street Municipal Fund's main investment thrust during the reporting period was to concentrate primarily on high grade discount coupon bonds because they would maximize performance in a lower interest rate environment. In addition, we have attempted to increase the call protection of the bonds in the Fund, and at today's attractive spreads, have added a larger number of insured bonds for increased marketability. Our goal is to provide shareholders with an attractive level of tax-exempt income consistent with a good total return, believing that this is the best way to maximize shareholder value.

     As of November 30, 1996, approximately 91% of the Fund's holdings were rated investment grade (BBB/Baa and higher) by either Standard and Poor's Corporation or Moody's Investors Service, Inc., with about 52% of the Fund's assets invested in triple-A bonds, the highest possible rating. (Standard and Poor's and Moody's are two major credit reporting and bond rating agencies.) The Fund's largest holdings are concentrated in transportation bonds (17.4%), general obligation bonds (10.5%), utility bonds (9.9%) and housing bonds (9.0%). As of November 30, 1996 the average weighted maturity of the Fund was 23.2 years.


==================================   2    ======================================

     Outlook

     We believe our current investment strategy of focusing on high grade discount coupon bonds will enable the Portfolio to be well-positioned going into the first quarter of 1997. Interest rates should continue to decline, but as the Spring approaches we will take a fresh look at the level of interest rates, the rate of U.S. economic growth and the pattern of foreign capital flows into the U.S., and reassess our position at that time.

     In closing, thank you for investing in the Greenwich Street Municipal Fund Inc. We look forward to continuing to help you achieve your financial goals.


Sincerely,

/s/ Heath B. McLendon                       /s/ Joseph P. Deane

Heath B. McLendon                           Joseph P. Deane
Chairman and                                Vice President and
Chief Executive Officer                     Investment Officer


December 24, 1996


==================================   3    ======================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                          November 30, 1996 (unaudited)
--------------------------------------------------------------------------------

       Face
      Amount    Rating                 Security                           Value
==================================================================================
---------------------------------
Municipal Bonds and Notes -- 100%
---------------------------------
Alabama -- 0.9%

    $2,000,000   AAA     Birmingham Baptist Medical Center,
                            Alabama Special Care Facilities
                            Authority Revenue, MBIA-Insured,
                            5.800% due 11/15/16                         $2,035,000
       200,000   A-1+    McIntosh AL, Industrial Development Board,
                            PCR, (Ciba-Geigy Corp. Project),
                            3.600% due 7/1/04(a)                           200,000
----------------------------------------------------------------------------------
                                                                         2,235,000
----------------------------------------------------------------------------------
Alaska -- 3.6%
                         Valdez Alaska Marine Terminal Revenue,
                            (BP Pipelines Inc. Project):
     8,000,000   AA          Series A, 5.850% due 8/1/25(b)              7,840,000
     1,000,000   AA          Series B, 5.650% due 12/1/28                  978,750
                                                                         8,818,750
----------------------------------------------------------------------------------
California -- 13.3%
     2,000,000   AAA     California State GO, FGIC-Insured,
                            5.375% due 6/1/26                            1,970,000
                         California State Public Works Board,
                            Department of Correction
                            California Prison, MBIA-Insured:
     2,000,000   AAA         Series A, 5.375% due 6/1/18                 1,962,500
     3,000,000   AAA         Series B, 5.625%  due 11/1/16               3,037,500
     3,100,000   SP-1+   California State Revenue Anticipation Notice,
                            Series C-5, 3.500% due 6/30/97(a)            3,100,000
     2,000,000   AAA     East Bay California Municipal Utility,
                            District No. 1, Series E, FGIC-Insured,
                            5.000% due 4/1/15                            1,890,000
     3,195,000   AAA     Los Angeles, CA Wastewater Systems
                            Revenue, MBIA-Insured,
                            5.200% due 11/1/21                           3,051,225
     1,500,000   AAA     Los Angeles County, CA Metropolition
                            Transportation Authority Revenue,
                            Sales Tax Revenue, AMBAC-Insured,
                            5.250% due 7/1/23                            1,441,875
     2,000,000   AAA     Northern California Transmission Revenue,
                            Series A, MBIA-Insured,
                            5.250% due 5/1/20                            1,927,500


                       See Notes to Financial Statements.

==================================   4    ======================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1996 (unaudited)(continued)
--------------------------------------------------------------------------------

       Face
      Amount    Rating                 Security                           Value
==================================================================================
California -- 13.3% (continued)
                         San Francisco, CA City and County Sewer
                            Revenue, FGIC-Insured:
    $5,000,000   AAA         5.375% due 10/1/16                         $4,906,250
     3,000,000   AAA         5.375% due 10/1/22                          2,917,500
     2,000,000   AAA     San Francisco State Building Authority
                            Lease Revenue, Civic Center,
                            Complex-A, AMBAC-Insured,
                           5.250% due 12/1/16                            1,955,000
     5,000,000   AAA     San Jose California Redevelopment Agency,
                            (Merged Area Redevelopment Project),
                            MBIA-Insured, 5.000% due 8/1/20              4,681,250
----------------------------------------------------------------------------------
                                                                        32,840,600
----------------------------------------------------------------------------------
Colorado -- 4.4%
     2,000,000   Baa*    Arapahoe County, CO Capital Improvement,
                            Highway Revenue, Current Series E,
                            7.000% due 8/31/26                           2,217,500
     4,000,000   AA      Colorado Springs, CO Utilities Revenue,
                            Series A, 5.125% due 11/15/23                3,825,000
     4,950,000   AAA     Denver, CO City & County Airport
                            Revenue, Series D, MBIA-Insured,
                            5.000% due 11/15/25                          4,906,688
----------------------------------------------------------------------------------
                                                                        10,949,188
----------------------------------------------------------------------------------
District of Columbia -- 1.6%
                         District of Columbia Revenue:
     2,000,000   AAA       Howard University, MBIA-Insured,
                              5.750% due 10/1/17                         2,017,500
     2,000,000   AAA       The American University, AMBAC-Insured,
                             5.625% due 10/1/26                          1,995,000
----------------------------------------------------------------------------------
                                                                         4,012,500
----------------------------------------------------------------------------------
Florida -- 5.9%
     1,000,000   AAA     Broward County, FL Professional Sports
                            Facility, (Civic Arena Project), Series A,
                            MBIA-Insured, 5.625% due 9/1/28              1,005,000
     2,000,000   AAA     Dade County, FL GO Unlimited Revenue
                            Bonds, Florida Seaport, 5.125% due 10/1/21   1,925,000
     3,000,000   AAA     Dade County, FL School Board
                            CTFS Partnership, AMBAC-Insured,
                            5.600% due 8/1/26                            3,022,500


                       See Notes to Financial Statements.

==================================   5    ======================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1996 (unaudited)(continued)
--------------------------------------------------------------------------------

       Face
      Amount    Rating                 Security                           Value
==================================================================================
Florida -- 5.9% (continued)
    $1,000,000   AAA     Escambia County, FL School Board,
                            Certificates, Series 1, MBIA-Insured,
                            5.500% due 2/1/16                          $ 1,008,750
     2,450,000   AA-     Lakeland, FL Electric & Water Revenue,
                            Series B, 5.625% due 10/1/19                 2,480,625
     3,500,000   BBB-    Martin County, FL IDR, (Indiantown
                            Cogeneration Project), 7.875% due
                            12/15/25(b)(c)                               4,025,000
     1,000,000   A*      Martin County, FL Special Assessment
                            Revenue, 6.100% due 11/1/15(c)               1,035,000
----------------------------------------------------------------------------------
                                                                        14,501,875
----------------------------------------------------------------------------------
Illinois -- 8.5%
                         Chicago, IL Skyway Toll Bridge Revenue,
                            MBIA-Insured:
     1,595,000   AAA         5.375% due 1/1/10                           1,604,965
     2,000,000   AAA         5.500% due 1/1/23                           1,962,500
     5,595,000   AAA     Chicago, IL Water Revenue, FGIC-Insured,
                            5.000% due 11/1/25                           5,091,450
                         Illinois Health Facilities Authority:
     7,000,000   AAA       Ingalls Health Systems Project,
                              MBIA-Insured, 6.250% due 5/15/24           7,350,000
     2,575,000   AAA       Rush Presbyterian Project, St. Lukes
                              Medical Facility, MBIA-Insured,
                            5.500% due 11/15/25                          2,491,313
     1,500,000   AAA       Trinity Medical Center, FSA-Insured,
                             6.000% due 7/1/28                           1,539,375
     1,000,000   AAA     Metropolitan Pier & Exposition Authority,
                            (McCormick Plan Exposition Project),
                            Series A, AMBAC-Insured,
                            5.250% due 6/15/27                             963,750
----------------------------------------------------------------------------------
                                                                        21,003,353
----------------------------------------------------------------------------------
Indiana -- 1.7%
     1,500,000   Aaa*    Indiana State HFA, Single-Family
                            Mortgage Revenue, Series A-1,
                            6.250% due 7/1/28                            1,539,375
     2,500,000   AA-     Petersburg, IN Industrial PCR,
                            Indianapolis Power & Light Corp.,
                            6.625% due 12/1/24                           2,728,125
----------------------------------------------------------------------------------
                                                                         4,267,500
----------------------------------------------------------------------------------


                       See Notes to Financial Statements.

==================================   6    ======================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1996 (unaudited)(continued)
--------------------------------------------------------------------------------

       Face
      Amount    Rating                 Security                           Value
==================================================================================
Maryland -- 4.1%
   $ 1,000,000   Aa*     Maryland State CDA, Department of
                            Housing & Community Development,
                            Series A, 5.875% due 7/1/16                $ 1,006,250
    11,000,000   NR      Maryland State Energy Financing,
                            Administration Solid Waste Disposal,
                            (Hagerstown Revenue Project),
                            9.000% due 10/15/16(c)                       9,130,000
----------------------------------------------------------------------------------
                                                                        10,136,250
----------------------------------------------------------------------------------
Massachusetts -- 5.5%
                         Massachusetts Bay Transportation Authority,
                            Series B:
     2,000,000   AAA         FSA-Insured, 5.250% due 3/1/26              1,930,000
     4,680,000   A+          5.875% due 3/1/14                           4,837,950
    10,000,000   NR      Massachusetts State Industrial Financing
                            Agency Revenue, Massachusetts Recycling
                            Association, 9.000% due 8/1/16(c)            5,000,000
     2,000,000   AAA     Massachusetts State Turnpike Authority,
                            Turnpike Revenue, Series A,
                            MBIA-Insured, 5.000% due 1/1/20              1,867,500
----------------------------------------------------------------------------------
                                                                        13,635,450
----------------------------------------------------------------------------------
Michigan -- 0.9%
     2,000,000   NR      Midland County, MI EDC, PCR,
                            Limited Obligation, Series B,
                            9.500% due 7/23/09(c)                        2,192,500
----------------------------------------------------------------------------------
Minnesota -- 2.6%
     6,400,000   AAA     Minnesota State Health & Educational
                            Facilities Authority, Rental Housing,
                            Series D, MBIA-Insured,
                            5.950% due 2/1/18                            6,480,000
----------------------------------------------------------------------------------
Nevada -- 1.7%
     4,000,000   AAA     Clark County, NV School District, Series A,
                            MBIA-Insured, 5.875% due 6/15/14             4,120,000
----------------------------------------------------------------------------------
New York -- 15.0%
     4,000,000   BBB     City University of New York COP,
                            John Jay College, 5.750% due 8/15/04         4,095,000
     2,000,000   AAA     New York City, NY Education Construction
                            Fund Revenue, AMBAC-Insured,
                            5.500% due 4/1/26                            2,002,500


                       See Notes to Financial Statements.

==================================   7    ======================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1996 (unaudited)(continued)
--------------------------------------------------------------------------------

       Face
      Amount    Rating                 Security                           Value
==================================================================================
New York -- 15.0% (continued)
    $  400,000   A-1+    New York City, NY GO, Series B,
                            3.400% due 8/15/05(a)                        $ 400,000
                         New York City, NY Municipal Water Finance
                            Authority & Sewer System Revenue:
     5,000,000   A-          Series A, 5.500% due 6/15/23                4,962,500
     1,790,000   AAA         Series B, MBIA-Insured,
                              5.375% due 6/15/19                         1,754,200
                         New York State Dormitory Authority:
     5,000,000   AAA       City University System, 3rd Series,
                              AMBAC-Insured, 5.375% due 7/1/25           4,937,500
     1,000,000   AAA       Lease Revenue, Health Facilities
                              Improvement Program, Series A,
                            FSA-Insured, 5.500% due 5/15/16              1,007,500
     2,000,000   AAA       Mount Sinai Medical School, Series A,
                              MBIA-Insured, 5.000% due 7/1/21            1,855,000
                         New York State Local Government
                            Assistance Corp.:
     7,000,000   A           5.000% due 4/1/21                           6,501,250
     4,500,000   A           5.500% due 4/1/23                           4,477,500
     4,690,000   Aa*     New York State Medical Care Facilities
                            Finance Agency, (Healthcare Project A),
                            5.850% due 2/15/33                           4,713,450
       500,000   A+      Triborough Bridge & Tunnel Authority,
                            NY Revenue, Series A,
                            5.000% due 1/1/24                              466,875
----------------------------------------------------------------------------------
                                                                        37,173,275
----------------------------------------------------------------------------------
North Carolina -- 1.6%
     2,500,000   AAA     New Hanover County, NC Hospital Revenue,
                            (Regional Medical Center Project),
                            AMBAC-Insured, 5.750% due 10/1/16            2,565,625
     1,300,000   A-1     Wake County, NC Industrial Facilities &
                            Pollution Control Financing Authority
                            Revenue, (Carolina Power & Lighting
                            Project), 3.600% due 3/1/17(a)               1,300,000
                                                                         3,865,625
----------------------------------------------------------------------------------
Oklahoma -- 0.5%
     1,250,000   AAA     Tulsa, OK Metropolitian Utility Authority,
                            Utility Revenue, MBIA-Insured,
                            5.750% due 9/1/25                            1,270,313
----------------------------------------------------------------------------------


                       See Notes to Financial Statements.

==================================   8    ======================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1996 (unaudited)(continued)
--------------------------------------------------------------------------------

       Face
      Amount    Rating                 Security                           Value
==================================================================================
Pennsylvania -- 2.8%
   $ 5,000,000   AAA     Allegheny County, PA Hospital Development
                            Authority Revenue, Magee-Womens
                            Hospital, FGIC-Insured,
                            5.625% due 10/1/20                         $ 5,025,000
     1,900,000   AAA     Beaver County, PA  IDA PCR (Power Co.
                            Mansfield Project), Series A, AMBAC-
                            Insured, 5.450% due 9/15/28                  1,833,500
----------------------------------------------------------------------------------
                                                                         6,858,500
----------------------------------------------------------------------------------
Texas -- 8.6%
     2,000,000   AAA     Austin, Texas Utilility System Revenue,
                            MBIA-Insured, 5.600% due 5/15/25             2,005,000
                         Burleson, TX Independent School
                            District, PSFG:
       725,000   Aaa*        6.750% due 8/1/24                             803,844
     1,775,000   AAA         Pre-Refunded -- Escrowed with U.S.
                              Government Securities to 8/1/06
                            Call @ 100, 6.750% due 8/1/24                2,032,375
     3,650,000   AAA     El Paso, TX Independent School District,
                            PSFG, 5.900% due 2/15/13                     3,796,000
     1,250,000   AAA     Leander, TX Independent School District,
                            PSFG, 5.625% due 8/15/17                     1,268,750
     2,000,000   AAA     Texas State Turnpike Authority, Dallas North
                            Thruway Revenue, President Bush
                            Turnpike, FGIC-Insured,
                            5.250% due 1/1/23                            1,945,000
     9,035,000   AA      Texas State Veterans Housing, GO,
                            Series B-4, 6.700% due 12/1/24(c)            9,362,519
----------------------------------------------------------------------------------
                                                                        21,213,488
----------------------------------------------------------------------------------
Utah -- 3.7%
    10,000,000   A+      Intermountain Power Agency,
                            Utah Power Supply Revenue,
                            Series D, 5.000% due 7/1/21                  9,275,000
----------------------------------------------------------------------------------
Virginia -- 4.4%
     1,665,000   AAA     Loudon County, VA Sanitation Authority
                            Water & Sewer Revenue, FGIC-Insured,
                            5.250% due 1/1/17                            1,627,538
     1,250,000   A+      Virginia College Building Authority,
                            Virginia Educational Facilities Revenue,
                            (Hampton University Project),
                            5.750% due 4/1/14                            1,260,938


                       See Notes to Financial Statements.

==================================   9    ======================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1996 (unaudited)(continued)
--------------------------------------------------------------------------------

       Face
      Amount    Rating                 Security                           Value
==================================================================================
Virginia -- 4.4% (continued)
                         Virginia State Housing Development Authority:
   $ 3,760,000   AA+       Series A-1, 6.400% due 7/1/17               $ 3,886,900
     1,675,000   AA+       Series D-1, 6.400% due 7/1/17                 1,735,719
     1,315,000   AA+       Series D-3, 5.800% due 7/1/10                 1,339,656
     1,000,000   Baa3*   Virginia State Transportation Board,
                            Transportation Contract Revenue,
                            Series A, 5.125% due 5/15/21                   958,750
----------------------------------------------------------------------------------
                                                                        10,809,501
----------------------------------------------------------------------------------
Washington -- 4.9%
     3,000,000   Aa*     Clark County, WA School District  No. 037,
                            5.900% due 12/1/12                           3,112,500
                         Washington State Public Power
                            (Nuclear Project No. 3):
     5,000,000   AAA         MBIA-Insured, 5.600% due 7/1/15(b)          4,975,000
     4,250,000   AA          Series A, 5.500% due 7/1/18                 4,042,813
----------------------------------------------------------------------------------
                                                                        12,130,313
----------------------------------------------------------------------------------
West Virginia -- 2.2%
                         Marion County, WV Community Solid
                            Waste Disposal Facilities Revenue,
                            (American Paper Recycling Project):
    10,000,000   NR          7.750% due 12/1/11(c)                       5,000,000
     1,000,000   NR          9.250% due 12/1/11(c)                         500,000
----------------------------------------------------------------------------------
                                                                         5,500,000
----------------------------------------------------------------------------------
Wisconsin -- 0.8%
     2,000,000   AAA     Wisconsin State Health & Educational
                            Facilities Authority Revenue, Aurora
                            Health Care Obligated, MBIA-Insured,
                            5.250% due 8/15/23                           1,912,500
----------------------------------------------------------------------------------
Wyoming -- 0.8%
     2,000,000   AA      Wyoming Community Development
  Authority, Housing Revenue, Series 4,
5.900% due 12/1/14       2,025,000
----------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100%
                         (Cost -- $247,008,970**)                     $247,226,481
==================================================================================

(a) Variable rate municipal bonds and notes are payable on one business day's notice.
(b)  Security segregated by custodian for open purchase commitments.
(c) Income from this issue is considered a prereference item for purposes of calculating the alternative minimum tax.
** Aggregate cost for Federal income tax purposes is substantially the same See pages 12 and 13 for definition of ratings and certain security descriptions.


                       See Notes to Financial Statements.

==================================   10   ======================================

--------------------------------------------------------------------------------
                   Summary of Investments by Combined Ratings
                          November 30, 1996 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Standard &             Percent of
         Moody's       and/or          Poor's            Total Investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Aaa                          AAA                     52.2%
           Aa                           AA                      19.8
           A                            A                       13.3
           Baa                          BBB                      4.6
           P-1                          SP-1                     1.2
           NR                           NR                       8.9
                                                               -----
                                                               100.0%
                                                               =====
--------------------------------------------------------------------------------


==================================   11   ======================================

--------------------------------------------------------------------------------
                                  Bond Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA  -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
        Capacity to pay interest and repay principal is extremely strong.

AA   -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A    -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's-- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A    -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR   -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


==================================   12   ======================================

--------------------------------------------------------------------------------
                          Short-Term Securities Ratings
--------------------------------------------------------------------------------

SP-1   -- Standard & Poor's highest rate rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having demand feature -- VRDO.

P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
                              Security Descriptions
--------------------------------------------------------------------------------

ABAG     -- Association of Bay Area Governors
AIG      -- American International Guaranty
AMBAC    -- American Municipal Bond Assurance Corporation
BAN      -- Bond Anticipation Notes
BIG      -- Bond Investors Guaranty
CDA      -- Community Development Administration
CGIC     -- Capital Guaranty Insurance Company
CHFCLI   -- California Health Facility Construction Loan Insurance
COP      -- Certificate of Participation
EDA      -- Economic Development Authority
EDC      -- Economic Development Corporation
ETM      -- Escrowed to Maturity
FAIRS    -- Floating Adjustable Interest Rate Securities
FGIC     -- Financial Guaranty Insurance Company
FHA      -- Federal Housing Administration
FHLMC    -- Federal Home Loan Mortgage Corporation
FNMA     -- Federal National Mortgage Association
FRTC     -- Floating Rate Trust Certificates
FSA      -- Federal Savings Association
GIC      -- Guaranteed Investment Contract
GNMA     -- Government National Mortgage Association
GO       -- General Obligation
HDC      -- Housing Development Corporation
HFA      -- Housing Finance Authority
IDA      -- Industrial Development Agency
IDB      -- Industrial Development Board
IDR      -- Industrial Development Revenue
INFLOS   -- Inverse Floaters
ISD      -- Independent School District
LOC      -- Letter of Credit
MBIA     -- Municipal Bond Investors Assurance Corporation
MVRICS   -- Municipal Variable Rate Inverse Coupon Security
PCR      -- Pollution Control Revenue
PSFG     -- Permanent School Fund Guaranty
RAN      -- Revenue Anticipation Notes
RIBS     -- Residual Interest Bonds
RITES    -- Residual Interest Tax-Exempt Securities
SYCC     -- Structured Yield Curve Certificate
TAN      -- Tax Anticipation Notes
TECP     -- Tax Exempt Commercial Paper
TOB      -- Tender Option Bonds
TRAN     -- Tax and Revenue Anticipation Notes
VA       -- Veterans Administration
VRDD     -- Variable Rate Daily Demand
VRWE     -- Variable Rate Wednesday Demand


==================================   13   ======================================

--------------------------------------------------------------------------------
                       Statement of Assets and Liabilities
                                   (unaudited)
--------------------------------------------------------------------------------

                                                               November 30, 1996
================================================================================
ASSETS:
  Investments, at value (Cost -- $247,008,970)                      $247,226,481
  Interest receivable                                                  4,560,148
  Receivable for securities sold                                       2,015,946
--------------------------------------------------------------------------------
  Total Assets                                                       253,802,575
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                    10,024,467
  Dividends payable                                                      584,075
  Investment advisory fees payable                                       179,674
  Payable to bank                                                         39,529
  Accrued expenses                                                        91,694
--------------------------------------------------------------------------------
  Total Liabilities                                                   10,919,439
--------------------------------------------------------------------------------
Total Net Assets                                                    $242,883,136
================================================================================
NET ASSETS:
  Par value of capital shares                                       $     19,558
  Capital paid in excess of par value                                234,080,593
  Undistributed net investment income                                  1,140,292
  Accumulated net realized gain on security transactions               7,425,182
  Net unrealized appreciation of investments                             217,511
--------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $12.42 a share on 19,558,334 shares of
$0.001 par value outstanding; 500,000,000 shares authorized)        $242,883,136
================================================================================


                       See Notes to Financial Statements.

==================================   14   ======================================

--------------------------------------------------------------------------------
                             Statement of Operations
                                   (unaudited)
--------------------------------------------------------------------------------

                                                                     Six Months
                                                                        Ended
                                                                      11/30/96
================================================================================
INVESTMENT INCOME:
  Interest                                                        $   7,776,246
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2)                                   1,073,963
  Shareholder communications                                             60,000
  Audit and legal                                                        30,700
  Shareholder and system servicing fees                                  20,169
  Directors' fees                                                        18,645
  Registration fees                                                      10,869
  Custody                                                                 6,249
  Pricing service fees                                                    4,874
  Other                                                                   4,421
--------------------------------------------------------------------------------
  Total Expenses                                                      1,229,890
--------------------------------------------------------------------------------
  Net Investment Income                                               6,546,356
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                             140,251,244
    Cost of securities sold                                         136,684,618
--------------------------------------------------------------------------------
  Net Realized Gain                                                   3,566,626
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation)
  of Investments:
    Beginning of period                                              (1,125,861)
    End of period                                                       217,511
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                             1,343,372
--------------------------------------------------------------------------------
Net Gain on Investments                                               4,909,998
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                            $  11,456,354
================================================================================


                       See Notes to Financial Statements.

==================================   15   ======================================

--------------------------------------------------------------------------------
                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                  Six Months
                                                     Ended            Year
                                                   11/30/96           Ended
                                                  (unaudited)        5/31/96
================================================================================
OPERATIONS:
   Net investment income                         $   6,546,356    $  12,860,049
   Net realized gain                                 3,566,626        5,005,387
   Increase (decrease) in net unrealized
     appreciation                                    1,343,372      (13,167,657)
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations           11,456,354        4,697,779
--------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 4):
   Net investment income                            (7,041,000)     (12,908,597)
   Net realized gains                                     --         (4,540,862)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
      Distributions to Shareholders                 (7,041,000)     (17,449,459)
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                    4,415,354      (12,751,680)
NET ASSETS:
   Beginning of period                             238,467,782      251,219,462
--------------------------------------------------------------------------------
   End of period*                                $ 242,883,136    $ 238,467,782
================================================================================
* Includes undistributed net investment
  income of:                                     $   1,140,292    $   1,634,936
================================================================================


                       See Notes to Financial Statements.

==================================   16   ======================================

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                                   (unaudited)
--------------------------------------------------------------------------------

     1. Significant Accounting Policies

     Greenwich Street Municipal Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, as applicable; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) expenses are charged to the Fund; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) certain prior years amounts have been restated to reflect current year's presentation. Net investment income, realized gains, and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


==================================   17   ======================================

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                             (unaudited) (continued)
--------------------------------------------------------------------------------

     2. Investment Advisory Agreement and Other Transactions

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), through its Greenwich Street Advisors division, acts as investment adviser to the Fund. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.90% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

     All officers and one Director of the Fund are employees of Smith Barney
Inc.

     3. Securities Transactions

     For the six months ended November 30, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $146,917,437
--------------------------------------------------------------------------------
Sales                                                                140,251,244
================================================================================

     At November 30, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

================================================================================
Gross unrealized appreciation                                     $ 12,544,358)*
Gross unrealized depreciation                                      (12,326,847)*
--------------------------------------------------------------------------------
Net unrealized appreciation                                       $    217,511 *
================================================================================
* Substantially the same for Federal income tax purposes.

     4. Dividends, Exempt-Interest Dividends and Other Distributions

     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

     Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


==================================   18   ======================================

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                            1996(1)         1996       1995(2)
================================================================================
Net Asset Value, Beginning of Period       $  12.19      $  12.84    $  12.00
--------------------------------------------------------------------------------
Income From Operations:
   Net investment income                       0.33          0.66        0.63
   Net realized and unrealized gain (loss      0.26         (0.42)       0.77
--------------------------------------------------------------------------------
Total Income From Operations                   0.59          0.24        1.40
--------------------------------------------------------------------------------
Offering Costs Charged to Paid-In Capital      --            --         (0.02)
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                      (0.36)        (0.66)      (0.54)
   Net realized gains                          --           (0.23)       --
--------------------------------------------------------------------------------
Total Distributions                           (0.36)        (0.89)      (0.54)
--------------------------------------------------------------------------------
Net Asset Value, End of Period             $  12.42      $  12.19    $  12.84
--------------------------------------------------------------------------------
Total Return, Based on Market Value            4.22%++      (4.10)%      1.65%++
--------------------------------------------------------------------------------
Total Return, Based on Net Asset Value         5.08%++       2.39%      12.28%++
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $242,883      $238,468    $251,219
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                    1.03%+        1.06%       1.05%+
   Net investment income                       5.49+         5.17        5.63+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                          59%           42%        115%
--------------------------------------------------------------------------------
Market Value, End of Period                $ 11.500      $ 11.375    $ 11.625
================================================================================
(1)  For the six months ended November 30, 1996 (unaudited).
(2) For the period from June 24, 1994 (commencement of operations) to May 31, 1995.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


==================================   19   ======================================

--------------------------------------------------------------------------------
                         Quarterly Results of Operations
                                   (unaudited)
--------------------------------------------------------------------------------

                                                        Net Realized            Net Increase
                                                       and Unrealized           (Decrease) in
                Investment         Net Investment      Gain (Loss) on          Net Assets From
                  Income               Income            Investments              Operations
-------------------------------------------------------------------------------------------------
 Quarter                 Per                  Per                   Per                     Per
  Ended       Total     Share      Total     Share      Total      Share       Total       Share
=================================================================================================
 8/31/94*  $2,522,206   $0.13   $2,049,342   $0.11  $  4,076,999   $0.20   $  6,126,341    $0.31
11/30/94    3,946,853    0.20    3,334,708    0.17   (22,644,150)  (1.16)   (19,309,442)   (0.99)
 2/28/95    3,990,277    0.20    3,363,082    0.17    24,095,398    1.23     27,458,480     1.40
 5/31/95    4,061,565    0.21    3,497,852    0.18     9,687,147    0.50     13,184,999     0.68
 8/31/95    3,871,127    0.20    3,186,132    0.16    (3,092,160)  (0.16)        93,972     0.01
11/30/95    3,890,364    0.20    3,202,189    0.16     8,514,682    0.44     11,716,871     0.60
 2/29/96    3,877,668    0.20    3,181,364    0.16    (2,239,170)  (0.11)       942,194     0.04
 5/31/96    3,852,531    0.19    3,290,364    0.18   (11,345,622)  (0.59)    (8,055,258)   (0.41)
 8/31/96    3,940,034    0.20    3,319,852    0.17    (3,899,664)  (0.20)      (579,812)   (0.03)
11/30/96    3,836,212    0.20    3,226,504    0.16     8,809,662    0.46     12,036,166     0.62
=================================================================================================

* For the period from June 24, 1994 (commencement of operations) to August 31, 1994.


==================================   20   ======================================

--------------------------------------------------------------------------------
                                 Financial Data
                                   (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                              NYSE                                    Dividend
 Record        Payable      Closing      Net Asset    Dividend      Reinvestment
  Date          Date         Price*        Value*       Paid            Price
================================================================================
 9/23/94       9/30/94      $11.250       $11.93       $0.06           $11.50
10/24/94      10/31/94       11.125        11.63        0.06            10.91
11/22/94      11/30/94       10.375        10.81        0.06            10.57
12/22/94      12/30/94       10.125        11.33        0.06            10.47
 1/24/95       1/31/95       10.875        11.63        0.06            11.15
 2/21/95       2/28/95       11.500        12.19        0.06            11.60
 3/24/95       3/31/95       11.500        12.40        0.06            11.49
 4/21/95       4/28/95       11.375        12.57        0.06            11.47
 5/23/95       5/31/95       11.375        12.72        0.06            11.69
 6/27/95       6/30/95       11.375        12.71        0.06            11.62
 7/25/95       7/31/95       11.438        12.53        0.06            11.48
 8/22/95       8/25/95       11.375        12.86        0.06            11.20
 9/26/95       9/29/95       11.500        12.62        0.06            11.58
10/24/95      10/27/95       11.500        12.84        0.06            11.64
11/20/95      11/24/95       11.750        12.95        0.06            11.84
12/26/95+     12/29/95       12.125        12.99        0.23            12.10
 1/23/96       1/26/96       11.875        12.92        0.06            12.12
 2/20/96       2/23/96       12.000        12.86        0.06            11.93
 3/26/96       3/29/96       11.375        12.55        0.06            11.54
 4/23/96       4/26/96       11.438        12.32        0.06            11.42
 5/28/96       5/31/96       11.375        12.35        0.06            11.43
 6/25/96       6/28/96       11.250        12.10        0.06            11.54
 7/23/96       7/26/96       11.375        12.06        0.06            11.58
 8/27/96       8/30/96       11.625        12.10        0.06            11.70
 9/24/96       9/27/96       11.688        12.08        0.06            11.71
10/22/96      10/25/96       11.688        12.18        0.06            11.75
11/25/96      11/29/96       11.625        12.35        0.06            11.59
================================================================================
* As of record date.
+ Capital gain distribution.


==================================   21   ======================================

--------------------------------------------------------------------------------
                       Additional Shareholder Information
                                   (unaudited)
--------------------------------------------------------------------------------

     On September 12, 1996, the annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

     1. To approve or disapprove for the Fund, the election of Charles F. Barber, Allan J. Bloostein, Martin Brody, Dwight B. Crane, Robert A. Frankel, William R. Hutchinson and Heath B. McLendon as Directors; and

     2. To approve or disapprove the selection of KPMG Peat Marwick LLP as the independent auditors for the current fiscal year of the Fund.

     The results of the vote on Proposal 1 were as follows:

                                            % of          Voted        % of
Directors                  Voted For    Shares Voted     Against    Shares Voted
================================================================================
Charles F. Barber       18,930,436.630      98.790%    231,841.658     1.210%
Allan J. Bloostein      18,984,028.060      99.070     178,250.236     0.930
Martin Brody            18,952,481.010      98.905     209,797.284     1.095
Dwight B. Crane         18,981,520.060      99.057     180,758.236     0.943
Robert A. Frankel       18,983,925.060      99.069     178,353.240     0.931
William R. Hutchinson   18,964,589.420      98.968     197,688.877     1.032
Heath B. McLendon       18,982,160.060      99.060     180,118.236     0.940
================================================================================

     The results of the vote on Proposal 2 were as follows:

                  % of          Votes        % of         Votes        % of
   Votes For   Shares Votes    Against    Shares Votes   Abstained  Shares Voted
================================================================================
18,909,894.930   98.683%      63,320.112    0.330%      189,063.248    0.987%
================================================================================
There were no broker non-votes.


==================================   22   ======================================

--------------------------------------------------------------------------------
                           Dividend Reinvestment Plan
                                   (unaudited)
--------------------------------------------------------------------------------

     Under the Fund's Dividend Reinvestment Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional Common Stock under the Plan, but only if the service is provided by the broker or nominee, and the broker or nominee makes an election on behalf of the shareholder to participate in the Plan. Distributions with respect to Common Stock registered in the name of Smith Barney will automatically be reinvested by Smith Barney in additional shares under the Plan unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the Fund's Common Stock is equal to or exceeds the net asset value per share, participants will be issued shares of Common Stock valued at the greater (i) net asset value per share or (ii) 95% of the then current market price. If the net asset value per share of Common Stock at the time of valuation exceeds the market price of the Common Stock, First Data will buy shares of the Fund's Common Stock on the open market, on the New York Stock Exchange, Inc. or elsewhere, as soon as practicable after the record date of the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants.

     First Data may commence purchasing shares beginning on the record date for the dividend or distribution. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If First Data commences purchases in the open market and the market price of the shares subsequently exceeds net asset value before the completion of the purchases, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares at net asset value per share. In


==================================   23   ======================================

--------------------------------------------------------------------------------
                           Dividend Reinvestment Plan
                             (unaudited) (continued)
--------------------------------------------------------------------------------

this case, the number of shares of Common Stock received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to First Data's open market purchases of shares of Common Stock in connection with reinvestment of dividends or capital gains distributions.

     A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares of Common Stock.

     A shareholder may terminate participation in the Plan at any time by notifying First Data in writing. A termination will be effective immediately if notice is received by First Data not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first trading day after the dividend or distribution has been credited to the participant's account in additional shares of Common Stock of the Fund. Upon termination according to a participant's instructions, First Data will either (a) issue certificates for the whole shares credited to a Plan account and a check representing any fractional shares or (b) sell the shares in the market. There will be $5.00 fee assessed for liquidation service, plus brokerage commissions, and First Data is authorized to sell a sufficient number of a participant's shares to cover such amounts.

     Information concerning the Plan may be obtained from First Data at (800) 331-1710.

--------------------------------------------------------------------------------
                             Additional Information
                                   (unaudited)
--------------------------------------------------------------------------------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.


==================================   24   ======================================

                           Greenwich Street Municipal
                                    Fund Inc.
Directors
Charles F. Barber
Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Officers
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser

Smith Barney Mutual Funds
 Management Inc.
388 Greenwich Street
New York, New York 10013

Transfer Agent

First Data Investor Services
 Group, Inc.
P.O. Box 1376
Boston, Massachusetts 02104

Custodian

PNC Bank, N.A.
17th and Chestnut Streets
Philadelphia, Pennsylvania 19103

                      This report is to the shareholders of
                      Greenwich Street Municipal Fund Inc.
                 for their information. It is not a Prospectus,
               circular or representation intended for use in the
                       purchase or sale of the Fund or any
                       securities mentioned in the report.


                                   FD0838 1/97